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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)     April 4, 2005
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                               PICO Holdings, Inc.
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             (Exact name of registrant as specified in its charter)


        California                  10-18786                    94-2723335
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(State or other jurisdiction      (Commission                  (IRS Employer
    of incorporation)             File Number)               Identification No.)


875 Prospect Street, Suite 301, La Jolla, California               92037
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code        (858) 456-6022
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 1     REGISTRANT'S BUSINESS OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 4, 2005 a wholly-owned subsidiary of Vidler Water Company, Inc., itself a wholly-owned subsidiary of PICO Holdings, Inc., entered into an agreement to sell approximately 15,470 acres of farmland, together with approximately 42,000 acre-feet of groundwater rights associated with the acreage, located in the Harquahala Valley Irrigation District, Arizona, to Vanderbilt Farms, LLC, an unrelated third-party purchaser. The agreement contains various contingencies with respect to the consummation of the purchase of the property. On April 4, 2005 Vanderbilt Farms, LLC paid a $1 million non-refundable deposit against the overall purchase price in accordance with the provisions of the agreement.

Under the agreement the total sale price of the property is $95.25 million, or $6,157 per acre. PICO Holdings, Inc. expects to close the transaction on June 30, 2005. The subsidiary of Vidler Water Company, Inc. is due to receive an additional non-refundable payment of $4 million on May 4, 2005 which in accordance with the agreement will also be credited against the purchase price on closing, with the balance of the purchase price payable in cash at closing.

The Vidler Water Company groups' total cost basis in the properties to be sold is approximately $35 million including expected future costs to exercise various options over some of the properties to be sold.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PICO HOLDINGS, INC.


Date:  April 7, 2005                  By: /s/ Maxim C. W. Webb
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                                      Maxim C. W. Webb
                                      Chief Financial Officer and Treasurer


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